UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported)
March 14, 2011
NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-16411	95-4840775
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1840 Century Park East, Los Angeles, CA	90067
(Address of principal executive offices)	(Zip Code)
(310) 553-6262
Registrant’s telephone number, including area code
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
ITEM 8.01 Other Events
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Departure of Certain Directors; Appointment of Certain Directors
In connection with the planned spin-off (the “Spin-Off”) of Huntington Ingalls Industries, Inc. (“HII”) from Northrop Grumman Corporation (the “Company”), Wesley G. Bush, Lewis W. Coleman, Victor H. Fazio, Donald E. Felsinger, Stephen E. Frank, Bruce S. Gordon, Madeleine Kleiner, Karl J. Krapek, Richard B. Myers, Aulana L. Peters and Kevin W. Sharer (the “Directors”) will become members of the Board of Directors of New P, Inc. (to be renamed Northrop Grumman Corporation), a Delaware corporation (“New NGC”) that is currently a wholly owned subsidiary of the Company and that will replace the Company as the publicly held holding company in a corporate reorganization of the Company preceding the Spin-Off (the “Holding Company Reorganization”). Accordingly, on March 14, 2011, each of the Directors informed the Company that he or she will resign as a member of the Board of Directors (the “Board”) of the Company effective upon completion of the Holding Company Reorganization.
In connection with the Spin-Off, on March 14, 2011, Thomas B. Fargo informed the Company that he will resign as a member of the Board of the Company, in order to serve on the Board of Directors of HII, a wholly owned subsidiary of the Company, following the spin-off of HII from the Company. Mr. Fargo’s resignation will become effective upon his appointment to the Board of Directors of HII, which is expected to occur on March 21, 2011 and will in any event occur prior to the Holding Company Reorganization.
ITEM 8.01 Other Events
On March 15, 2011, the Company announced the timing and details regarding the Spin-Off. The common stock of HII will be distributed, on a pro rata basis, at 12:01 a.m., Eastern time, on March 31, 2011 (the “Distribution Date”) to Northrop Grumman stockholders of record as of the close of business on the New York Stock Exchange on March 30, 2011 (the “Record Date”). On the Distribution Date, each of the stockholders will receive a dividend of one share of HII Common Stock for every six shares of Northrop Grumman common stock that he, she or it holds on the Record Date.
A copy of the press release is included as Exhibit 99.1.
ITEM 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, issued March 15, 2011, by Northrop Grumman Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION
March 15, 2011	By:	/s/ Jennifer C. McGarey
(Date)		(Signature)
Jennifer C. McGarey Corporate Vice President and Secretary

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